EXECUTION VERSION

Exhibit 10.1

PRECISION BIOSCIENCES, INC.

AMENDMENT NO. 2 TO THE

AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

This Amendment No. 2 to the Amended and Restated Investors’ Rights Agreement (this “Amendment”) is entered into as of February 3, 2020 by and among Precision BioSciences, Inc., a Delaware corporation (the “Company”), and certain stockholders of the Company party to the Investors’ Rights Agreement (as defined below) (collectively, the “Investors”).  Capitalized terms used and not defined herein shall have the meaning set forth in the Investors’ Rights Agreement.

WHEREAS, the Company and the Investors previously entered into that certain Amended and Restated Investors’ Rights Agreement, dated as of May 25, 2018, as amended (together with all schedules and exhibits thereto, the “Investors’ Rights Agreement”);

WHEREAS, Section 4.6 of the Investors’ Rights Agreement provides that the Investors’ Rights Agreement generally may be amended with the written consent of (i) the Company and (ii) the holders of at least sixty percent (60%) of the Registrable Securities (as defined in the Investors’ Rights Agreement) issued or issuable upon conversion of the Company’s Preferred Stock and the Notes, voting together as a single class and on an as-converted basis (the “Required Holders”);

WHEREAS, the Investors whose signatures appear on the signature pages attached hereto constitute the Required Holders under the Investors’ Rights Agreement necessary to amend the Investors’ Rights Agreement; and

WHEREAS, the Company and the Investors desire to amend the Investors’ Rights Agreement as set forth below.

NOW THEREFORE, the parties hereto agree as follows:

1.Amendments.

(a)	The definition of “Registrable Securities” in clause (p) of Section 1 of the Investors’ Rights Agreement is hereby deleted in its entirety and replaced with the following new definition:

“Registrable Securities” means (i) the Common Stock issuable or issued upon conversion of the Preferred Stock and the Notes, and any Common Stock issued as (or issuable upon conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, in exchange for or in replacement of such Preferred Stock, (ii) the Common Holder Registrable Securities, provided, however, that such Common Holder Registrable Securities shall not be deemed Registrable Securities and the Common Holders shall not be deemed Holders for the purposes of Sections 2.1 and 2.11 and (iii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, the shares referenced in (i) and (ii) above, provided, however, that Registrable Securities shall exclude, in all cases, (A) any Registrable Securities sold by a Person in a transaction in which such Person’s rights under Section 2 of this Agreement are not assigned and (B) any shares for which registration rights have terminated pursuant to Section 2.13 of this Agreement.

(b)	The definition of “Required Holders” in clause (q) of Section 1 of the Investors’ Rights Agreement is hereby deleted in its entirety and replaced with the following new definition:

“Required Holders” means the written consent or affirmative vote of the holders of a majority of the Registrable Securities then outstanding held by the Investors.

(c)	Section 2.13 of the Investors’ Rights Agreement is hereby deleted in its entirety and replaced with the following new Section 2.13:

2.13 Termination of Registration Rights.  No Holder shall be entitled to exercise any right provided for in this Section 2 upon the earliest to occur of: (a) five (5) years following the consummation of the Initial Offering, (b) such time at which all shares held by such Holder (together with any Affiliate of the Holder with whom such Holder must aggregate its sales under Rule 144) can be sold in any three (3) month period without registration or volume limitations in compliance with Rule 144 or another similar exemption or (c) such time at which such Holder is not an Affiliate of the Company.

2.Effect of Amendment. Except as expressly set forth herein, no other terms or provisions of the Investors’ Rights Agreement are amended or modified, and all such provisions and terms are hereby ratified and confirmed in all respects.

3.Governing Law. This Amendment shall be governed in all respects by the laws of the State of Delaware without regard to choice of laws or conflict of laws provisions thereof.

4.Counterparts. This Amendment may be executed in any number of counterparts and signatures may be delivered by facsimile, each of which may be executed by less than all parties, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

[remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

COMPANY:

PRECISION BIOSCIENCES, INC.

By:  /s/ Matt Kane

Name: Matt Kane
Title: CEO

[Signature Page to Amendment No. 2 to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS:

/s/ Matthew Kane

Matthew Kane

[Signature Page to Amendment No. 2 to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS:

/s/ Derek Jantz

Derek Jantz

[Signature Page to Amendment No. 2 to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS:

/s/ Jeff Smith

Jeff Smith

[Signature Page to Amendment No. 2 to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:

ADAGE CAPITAL PARTNERS, LP

By:Adage Capital Partners, GP, LLC
Its: General Partner

By:Adage Capital Advisors, LLC

Its: Managing Member

By:  /s/ Dan Lehan

Name: Dan Lehan
Title: CEO

[Signature Page to Amendment No. 2 to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:

AMGEN INVESTMENTS LTD.

By: /s/ Janis C. Naeve
Name: Janis C. Naeve
Title: Executive Dir., Business Development

AMGEN VENTURES, LLC

By: /s/ Janis C. Naeve
Name: Janis C. Naeve

Title: Executive Dir., Business Development

Title: Executive Dir., Business Development

[Signature Page to Amendment No. 2 to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS:

MERIDIAN GROWTH FUND

By:ArrowMark Colorado Holdings, LLC
Its: Investment Adviser

By: /s/ David Corkins
Name: David Corkins
Title: Managing Member

MERIDIAN SMALL CAP GROWTH FUND

By:ArrowMark Colorado Holdings, LLC
Its: Investment Adviser

By: /s/ David Corkins
Name: David Corkins
Title: Managing Member

[Signature Page to Amendment No. 2 to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

ARROWMARK LIFE SCIENCE FUND, LP

By:AMP Life Science GP, LLC
Its: General Partner

By: /s/ David Corkins
Name: David Corkins

Title: Managing Member

Title: Managing Member

ARROWMARK FUNDAMENTAL OPPORTUNITY FUND, L.P.

By:ArrowMark Partners GP, LLC
Its: General Partner

By: /s/ David Corkins
Name: David Corkins

Title: Managing Member

Title: Managing Member

LOOKFAR INVESTMENTS, LLC

By: /s/ David Corkins
Name: David Corkins

Title: Managing Member

Title: Managing Member

[Signature Page to Amendment No. 2 to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

CF ASCENT LLC

By: /s/ David Corkins
Name: David Corkins

Title: Managing Member

Title: Managing Member

THB IRON ROSE, LLC

By:ArrowMark Colorado Holdings, LLC
Its: Investment Adviser

By: /s/ David Corkins
Name: David Corkins
Title: Managing Member

THB IRON ROSE, LLC LIFE SCIENCE PORTFOLIO

By:ArrowMark Colorado Holdings, LLC
Its: Investment Adviser

By: /s/ David Corkins
Name: David Corkins

Title: Managing Member

Title: Managing Member

IRON HORSE INVESTMENTS, LLC

By:ArrowMark Colorado Holdings, LLC
Its: Investment Adviser

By: /s/ David Corkins
Name: David Corkins

Title: Managing Member

Title: Managing Member

[Signature Page to Amendment No. 2 to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS:

/s/ Tony Yao

Tony Yao

[Signature Page to Amendment No. 2 to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:

BAXALTA US INC.

By: /s/ David S. Bailey
Name: David S. Bailey
Title: Assistant Treasurer

[Signature Page to Amendment No. 2 to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:

BRACE PHARMACEUTICALS LLC

By: /s/ Todd Brady
Name: Todd Brady
Title: Director of Finance & Investments

[Signature Page to Amendment No. 2 to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS:

CORMORANT PRIVATE HEALTHCARE FUND I, LP

By:Cormorant Private Healthcare GP, LLC

Its: General Partner

By:  /s/ Bihua Chen

Name: Bihua Chen

Title: The Managing Member of the GP

CORMORANT GLOBAL HEALTHCARE MASTER FUND, LP

By:Cormorant Global Healthcare GP, LLC

Its: General Partner

By:  /s/ Bihua Chen

Name: Bihua Chen

Title: The Managing Member of the GP

CRMA SPV, LP

By:  /s/ Bihua Chen

By: Cormorant Asset Management, LP, its Attorney-In-Fact

By: Bihua Chen, CEO/Managing Member

[Signature Page to Amendment No. 2 to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS:

COWEN HEALTHCARE INVESTMENTS II LP

By:Cowen Healthcare Investments II GP LLC

Its: General Partner

By:  /s/ Tim Anderson

Name: Tim Anderson

Title: Managing Director

CHI EF II LP

By:Cowen Healthcare Investments II GP LLC

Its: General Partner

By:  /s/ Tim Anderson

Name: Tim Anderson

Title: Managing Director

[Signature Page to Amendment No. 2 to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS:

G LTP LLC

By:  /s/ Steven M. Bischoff

Name: Steven M. Bischoff

Title: Investment Manager

DUMAC, Inc., Authorized Agent

By:  /s/ Jannine M. Lall

Name: Jannine M. Lall

Title:Head of Finance & Controller

DUMAC, Inc., Authorized Agent

G HSP LLC

By:  /s/ Steven M. Bischoff

Name: Steven M. Bischoff

Title: Investment Manager

DUMAC, Inc., Authorized Agent

By:  /s/ Jannine M. Lall

Name: Jannine M. Lall

Title:Head of Finance & Controller

DUMAC, Inc., Authorized Agent

G JBD LLC

By:  /s/ Steven M. Bischoff

Name: Steven M. Bischoff

Title: Investment Manager

DUMAC, Inc., Authorized Agent

By:  /s/ Jannine M. Lall

Name: Jannine M. Lall

Title:Head of Finance & Controller

DUMAC, Inc., Authorized Agent

G ERP LLC

acting through the Duke University Defined Benefit Plan Master Trust

By: DUMAC, Inc., as authorized agent of the trustee of the master trust

By:  /s/ Steven M. Bischoff

Name: Steven M. Bischoff

Title: Investment Manager

DUMAC, Inc., Authorized Agent

By:  /s/ Jannine M. Lall

Name: Jannine M. Lall

Title:Head of Finance & Controller

DUMAC, Inc., Authorized Agent

[Signature Page to Amendment No. 2 to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:

FRANKLIN TEMPLETON INVESTMENT FUNDS – FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

FRANKLIN STRATEGIC SERIES – FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

By:Franklin Advisers, Inc.

Its: Investment Manager

By:  /s/ Evan McCulloch

Name: Evan McCulloch

Title: Vice President

[Signature Page to Amendment No. 2 to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:

OCV FUND I, L.P.

By:OCV I GP, LLC

Its: General Partner

By:  /s/ Hemi Zucker

Name: Hemi Zucker

Title: Managing Principal

[Signature Page to Amendment No. 2 to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:

OSAGE UNIVERSITY PARTNERS II, LP

By:Osage University GP II, LLC
Its: General Partner

By: /s/ William Harrington
Name: William Harrington
Title: Member

[Signature Page to Amendment No. 2 to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTORS:

PONTIFAX GLOBAL FOOD AND AGRICULTURE TECHNOLOGY FUND, L.P.

By:Benjamin Belldegrun
Its: Managing Member

By: /s/ Benjamin Belldegrun
Name: Benjamin Belldegrun
Title: Managing Partner

[Signature Page to Amendment No. 2 to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:

RFS PARTNERS, LP

By:RFS & Associates, LLC
Its: General Partner

By:  /s/ Raymond F. Schinazi

Name: Raymond F. Schinazi
Title: Manager of RFS Associates, LLC

[Signature Page to Amendment No. 2 to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:

RIDGEBACK CAPITAL INVESTMENTS LP

By:Ridgeback Capital Management LP

Its: Investment Manager

By:  /s/ Christopher A. Nonas

Name: Christopher A. Nonas

Title: CFO

[Signature Page to Amendment No. 2 to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:

VENBIO GLOBAL STRATEGIC FUND, L.P.

By:venBio Global Strategic GP, L.P.
Its: General Partner

By:venBio Global Strategic GP, Ltd.
Its: General Partner

By:  /s/ Robert Adelman

Name: Robert Adelman
Title: Director

[Signature Page to Amendment No. 2 to Investors’ Rights Agreement]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

INVESTOR:

VIVO PANDA FUND, L.P.

By:Vivo Panda, LLC

Its: General Partner

By:  /s/ Mahendra Shah

Name: Mahendra Shah

Title: Managing Member

[Signature Page to Amendment No. 2 to Investors’ Rights Agreement]